                                                                   EXHIBIT 99(I)


                  MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEET (UNAUDITED)

(Dollars in Thousands, Except Per Share Amounts)                               SEPT. 30,
ASSETS                                                                           1994
- --------------------------------------------------------                     ------------
CASH AND CASH EQUIVALENTS...............................                     $  2,350,480
                                                                             ------------
CASH AND SECURITIES SEGREGATED FOR REGULATORY PURPOSES
 OR DEPOSITED WITH CLEARING ORGANIZATIONS...............                        5,313,256
                                                                             ------------
MARKETABLE INVESTMENT SECURITIES........................                        2,146,744
                                                                             ------------
TRADING INVENTORIES, AT FAIR VALUE
Corporate debt, contractual agreements,
 and preferred stock....................................                       25,560,618
Non-U.S. governments and agencies.......................                        6,354,539
U.S. Government and agencies............................                        6,538,910
Equities and convertible debentures.....................                        7,110,871
Mortgages and mortgage-backed...........................                        5,716,300
Money markets...........................................                        1,595,807
Municipals..............................................                          978,842
                                                                             ------------
Total...................................................                       53,855,887
                                                                             ------------
RESALE AGREEMENTS.......................................                       47,438,355
                                                                             ------------
SECURITIES BORROWED.....................................                       20,561,976
                                                                             ------------
RECEIVABLES
 Customers (net of allowance for doubtful accounts of
  $47,110)..............................................                       13,252,840
Brokers and dealers.....................................                        9,380,993
Interest and other......................................                        2,818,136
                                                                             ------------
Total...................................................                       25,451,969
                                                                             ------------

INVESTMENTS OF INSURANCE SUBSIDIARIES...................                        6,029,482

LOANS, NOTES, AND MORTGAGES (NET OF ALLOWANCE FOR
 LOAN LOSSES OF $201,001)...............................                        1,595,448

OTHER INVESTMENTS.......................................                          857,353
PROPERTY, LEASEHOLD IMPROVEMENTS, AND EQUIPMENT
 (NET OF ACCUMULATED DEPRECIATION AND AMORTIZATION
 OF $1,829,552).........................................                        1,556,655

OTHER ASSETS............................................                        1,237,301
                                                                             ------------

TOTAL ASSETS............................................                     $168,394,906
                                                                             ============

                  MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEET (UNAUDITED)

(Dollars in Thousands, Except Per Share Amounts)                        SEPT. 30,
LIABILITIES AND STOCKHOLDERS' EQUITY                                      1994
- -----------------------------------------------------------          -------------
LIABILITIES

REPURCHASE AGREEMENTS......................................           $ 56,635,531
                                                                      ------------
COMMERCIAL PAPER AND OTHER SHORT-TERM BORROWINGS...........             24,260,981
                                                                      ------------
COMMITMENTS FOR SECURITIES SOLD BUT NOT YET PURCHASED, AT
 FAIR VALUE
U.S. Government and agencies...............................             16,220,950
Equities and convertible debentures........................              5,135,063
Corporate debt, contractual agreements,
 and preferred stock.......................................             12,930,569
Non-U.S. governments and agencies..........................              1,485,145
Municipals.................................................                193,430
                                                                       -----------
Total......................................................             35,965,157
                                                                       -----------

CUSTOMERS..................................................             10,520,822

INSURANCE..................................................              5,823,306

BROKERS AND DEALERS........................................              6,240,925

OTHER LIABILITIES AND ACCRUED INTEREST.....................              7,395,476

LONG-TERM BORROWINGS.......................................             15,847,957
                                                                      ------------

TOTAL LIABILITIES..........................................            162,690,155
                                                                      ------------

STOCKHOLDERS' EQUITY
PREFERRED STOCKHOLDERS' EQUITY
Preferred stock, par value $1.00 per share
 (Liquidation preference $100,000 per share);
  authorized: 25,000,000 shares;
  issued: 3,000 shares; outstanding: 1,938 shares..........                193,800
                                                                      ------------

COMMON STOCKHOLDERS' EQUITY
Common stock, par value $1.33 1/3 per share;
  authorized: 500,000,000 shares;
  issued:  236,330,162 shares..............................                315,105
Paid-in capital............................................              1,211,125
Foreign currency translation adjustment....................                  4,466
Net unrealized losses on investment securities
  available-for-sale (net of applicable income tax
  benefit of $24,751)......................................                (45,409)
Retained earnings..........................................              5,495,685
                                                                      ------------
    Subtotal...............................................              6,980,972

Less:
  Treasury stock, at cost: 36,701,040 shares...............              1,203,212
  Unallocated ESOP shares, at cost: 6,816,714 shares.......                107,363
  Employee stock transactions..............................                159,446
                                                                      ------------

TOTAL COMMON STOCKHOLDERS' EQUITY..........................              5,510,951
                                                                      ------------

TOTAL STOCKHOLDERS' EQUITY.................................              5,704,751
                                                                      ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY.................           $168,394,906
                                                                      ============

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